Notice to Contract Owners
                                        Important! Please Respond Immediately

May 20, 1999


Dear Dreyfus/Transamerica Triple Advantage(R) Contract Owner:


The Board of Directors of Transamerica Variable Insurance Fund, Inc., has called a special meeting of shareholders to be held June 16, 1999, for the purposes explained in the enclosed Notice of a Special Meeting of Shareholders and Proxy Statement.

The Growth Portfolio of Transamerica Variable Insurance Fund, Inc., is one of the portfolios available for investment under your Dreyfus/Transamerica Triple Advantage(R) variable annuity. As a shareholder in the Growth Portfolio, Transamerica will vote its shares at this meeting. As a Contract Owner, with amounts allocated the sub-account associated with the Portfolio, you have the right to instruct Transamerica how to vote its shares. Transamerica will vote all the shares held in the separate account that is associated with your Triple Advantage(R) variable annuity in accordance with the instructions it receives from you and other Contract Owners. This mailing is to solicit instructions from you.

This special meeting is prompted by the merger agreement between Transamerica Corporation, the parent company of the Portfolio's investment adviser and sub-adviser, and AEGON N.V., one of the world's leading international insurance groups. We expect the transaction to be completed in the next few months. However, you can rest assured that it will not cause any disruptions in the services you currently receive from Transamerica.

The enclosed materials provide information about the meeting and seek your instructions regarding approval of new investment advisory and sub-advisory agreements for the Growth Portfolio and other proposals. The enclosed materials explain that these new agreements are identical to the existing agreements in all material respects. In the course of representing your interests, the Fund's Board of Directors has evaluated and unanimously approved the proposals and recommends approval of the new agreements and the other proposals.

Your instructions are important to us. Please mark your instructions on the enclosed instruction form, sign, date and return it in the enclosed postage paid envelope as soon as possible. At any time prior to when Transamerica votes its shares, you may revoke your previously submitted instructions. If you have any questions, please call our proxy solicitor, Georgeson & Company, at 800-223-2064, 8 a.m. to 8 p.m. Eastern time. If we have not received your instructions prior to the meeting date, you may be contacted by Georgeson. We hope this contact will not be an inconvenience to you.

Sincerely,




Sandra Brown, Vice President
Transamerica Occidental Life Insurance Company
Transamerica Life Insurance Company of New York



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                INSTRUCTION FORM TO TRANSAMERICA
                       IN CONNECTION WITH
                     THE PROXY SOLICITED BY                                                               For
           TRANSAMERICA VARIABLE INSURANCE FUND, INC.                                                               Against Abstain
     ------------------------------------------------------------ --------------------------------------- --------- ------- --------
                                                                  --------------------------------------- --------- ------- --------

                                                                  1.  To  approve  the  new  investment   o           o        o
     The undersigned Contract Owner instructs Transamerica        advisory agreement between the
     Occidental Life Insurance Company or Transamerica  Life      Portfolio and Transamerica Occidental
     Insurance Company of New York, as applicable                 Life Insurance Company.
     ("Transamerica"), to vote in the manner  indicated on this form all shares of the Growth  Portfolio ("Portfolio") of
     Transamerica Variable  Insurance Fund, Inc., attributable                                            o           o        o
     as of May 10, 1999, to the Contract Owner's account value
     in the corresponding sub-account of Separate Account VA-2L
     or VA-2LNY, as  applicable, at the Special Meeting of       2.  To  approve  the  new   investment
     Shareholders on June 16, 1999, and all adjournments or      sub-advisory  agreement, relating  to
     postponements thereof, and in its sole discretion on such   the  Portfolio,  between  Transamerica
     other matters as may properly come before the meeting.      Occidental Life Insurance  Company and
                                                                 Transamerica Investment Services, Inc.
     These instructions are being solicited by Transamerica
     as a shareholder in the  Portfolio. Receipt of the
     Notice to Contract Owners, Notice of a Special Meeting
     of Shareholders and Proxy Statement is hereby acknowledged.


                                                                  --------------------------------------- --------- ------- --------
                                                                  --------------------------------------- --------- ------- --------

     PLEASE MARK INSTRUCTIONS AS FOLLOWS:  x                                                              For The
                                                                                                          Nominee   Abstain
                                                                  --------------------------------------- --------- ------- --------
                                                                  --------------------------------------- --------- ------- --------

                                                                  3. To elect as directors the nominees      o        o
                                                                  listed below:
                                                                     Gary U. Rolle

                                                                  --------------------------------------- --------- ------- --------
                                                                  --------------------------------------- --------- ------- --------

                                                                                                             o        o
                                                                     Peter J. Sodini

                                                                  --------------------------------------- --------- ------- --------
                                                                  --------------------------------------- --------- ------- --------

                                                                                                             o        o
                                                                     Jon C. Strauss

                                                                  --------------------------------------- --------- ------- --------
                                                                  --------------------------------------- --------- ------- --------

                                                                     Dr. James H. Garrity                    o        o

                                                                  --------------------------------------- --------- ------- --------
                                                                  --------------------------------------- --------- ------- --------


                                                                  --------------------------------------- --------- ------- --------
                                                                  --------------------------------------- --------- ------- --------

                                                                                                            For     Against Abstain
                                                                  --------------------------------------- --------- ------- --------
                                                                  --------------------------------------- --------- ------- --------

                                                                                                             o        o        o
                                                                  4.  To  ratify the selection
                                                                  by the Board of Directors of
                                                                  Ernst & Young LLP  as
                                                                  independent public accountants
                                                                  for the fiscal year ending December
                                                                  31, 1999.


Please be sure to sign and date
this form.

Date
-------------------------

                                                                  Please sign exactly as name appears
                                                                  to the left.  When signing as attorney,
                                                                  executor, administrator, trustee, or
                                                                  guardian, please give full title as
                                                                  such.  If signing for a corporation,
                                                                  please sign in full corporate
                                                                  name by President or other authorized
                                                                  officer.  If a partnership, please sign in
Contract Owner signs here     Joint-owner signs  here             partnership name by authorized person.

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